Exhibit 99.1

NEWS RELEASE

SEC NOTIFIES RAMBUS OF TERMINATION OF INFORMAL INVESTIGATION

LOS ALTOS, Calif. – December 5, 2007 – Rambus Inc. (NASDAQ:RMBS) today announced it has received notification from the Staff of the Securities and Exchange Commission stating that the informal investigation into the Company’s past stock option practices has been terminated and that no enforcement action has been recommended to the Commission.

About Rambus Inc.

Rambus is one of the world’s premier technology licensing companies specializing in the invention and design of high-speed chip architectures. Additional information is available at www.rambus.com.

###

RMBSFN

Press Contact:

Linda Ashmore

Rambus Inc.

(650) 947-5411

lashmore@rambus.com